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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) - August 13, 2002
                                                          ---------------



                           ACACIA RESEARCH CORPORATION
                           ---------------------------
             (Exact name of Registrant as specified in its Charter)




         Delaware                          000-26068            95-4405754
         --------                          ---------            ----------
(State or Other Jurisdiction              (Commission        (I.R.S. Employer
of Incorporation or Organization)         File Number)       Identification No.)



500 Newport Center Drive, Newport Beach, California                 92660
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(Address of Principal Executive Offices)                         (Zip Code)



       Registrant's telephone number, including area code: (949) 480-8300
                                                           --------------



--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed since Last Report)

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ITEM 7.    EXHIBITS.

                  (a)      Not Applicable.

                  (b)      Not Applicable.

                  (c)      Exhibits.

                           Exhibit 99.1
                           ------------

                           Transmittal Letter dated August 13, 2002

                           Exhibit 99.2
                           ------------

                           Certificate of Chief Executive Officer

                           Exhibit 99.3
                           ------------

                           Certificate of Chief Financial Officer

ITEM 9.  REGULATION FD DISCLOSURE.

         In connection with the Quarterly Report on Form 10-Q for the quarterly period ending June 30, 2002, as filed with the Securities and Exchange Commission on August 13, 2002, Acacia Research Corporation filed as correspondence the transmittal letter and certifications attached hereto as Exhibits 99.1, 99.2 and 99.3.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      ACACIA RESEARCH CORPORATION


Date:  August 13, 2002                By:      /s/ Paul R. Ryan
                                         ---------------------------------------
                                         Name:  Paul R. Ryan
                                         Title: Chairman and Chief Executive
                                                Officer



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                                  EXHIBIT INDEX
                                  -------------



            EXHIBIT NUMBER                            DESCRIPTION
            --------------                            -----------

               99.1                   Transmittal Letter dated August 13, 2002

               99.2                   Certificate of Chief Executive Officer

               99.3                   Certificate of Chief Financial Officer